Filed Pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Distillate Small/Mid Cash Flow ETF
(the “Fund”)

August 7, 2024

Supplement to the Prospectus dated January 31, 2024

Effective immediately, the section titled “Average Annual Total Returns” on page 17 of the Fund’s Prospectus is hereby deleted and replaced in its entirety with the following:
For the Periods Ended December 31, 2023

Distillate Small/Mid Cash Flow ETF	1 Year	Since Inception (10/05/2022)
Return Before Taxes	29.46%	31.38%
Return After Taxes on Distributions	29.11%	31.02%
Return After Taxes on Distributions and Sale of Fund Shares	17.64%	24.03%
Morningstar US Small Cap Index (reflects no deduction for fees, expenses, or taxes)	20.59%	17.85%
After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Shares” may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor.
Please retain this Supplement with your Prospectus for future reference.